Filed under Rules 497(e)
Registration No. 033-52742

SunAmerica Series Trust

SA American Funds® Growth Portfolio

SA American Funds® Global Growth Portfolio

SA American Funds® Growth-Income Portfolio

SA American Funds® Asset Allocation Portfolio

SA American Funds® VCP Managed Allocation Portfolio

(the “Portfolios”)

Supplement dated August 19, 2026

to the Prospectus dated

May 1, 2026, as supplemented and amended to date

Effective immediately, in the section of the Prospectus entitled “Management”, under the heading “Information about the Investment Manager to the Portfolios,” the table immediately following the third paragraph is deleted in its entirety and replaced with the following:

Portfolio	Advisory Fee
SA American Funds® Growth Portfolio	0.85%
SA American Funds® Global Growth Portfolio	0.95%
SA American Funds® Growth-Income Portfolio	0.85%
SA American Funds® Asset Allocation Portfolio	0.85%
SA American Funds® VCP Managed Allocation Portfolio	0.95%

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MF3179IN1 (8/26)